                                            UNITED STATES BANKRUPTCY COURT
                                            NORTHERN DISTRICT OF CALIFORNIA
In re:FreshCChoice,EInc                                                    Case No.       04-54318 (ASW)
                                                                                         ------------------
      485 Cochrane Circle
      Morgan Hill, CA 95037                                                CHAPTER 11
                                                                           MONTHLY OPERATING REPORT
                                                                           (GENERAL BUSINESS CASE)
------------------------------------------------------------------------

                                              SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:      04/17/05  (1)                                   PETITION DATE:     07/12/04
                       -----------                                                       --------------
1.    Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____
      the Office of the U.S. Trustee or the Court has approved the
      Cash Basis of Accounting for the Debtor).
      Dollars reported $1
                       ---
                                                                        End of Current    End of Prior    As of Petition
2.    Asset and Liability Structure                                         Month            Month            Filing
                                                                        -------------     ------------     -------------
      a.  Current Assets                                                $   5,439,704     $  4,961,099
                                                                        -------------     ------------
      b.  Total Assets                                                  $  20,174,115     $ 19,874,555     $  22,899,629
                                                                        -------------     ------------     -------------
      c.  Current Liabilities                                           $   6,806,457     $  6,579,643
                                                                        -------------     ------------
      d.  Total Liabilities                                             $  21,355,344     $ 21,247,051     $  19,707,707
                                                                        -------------     ------------     -------------
                                                                                                            Cumulative
3.    Statement of Cash Receipts & Disbursements                        Current Month     Prior Month      Case to Date
                                                                        -------------     ------------     -------------
      a.  Total Receipts                                                $   5,685,659     $  5,144,537     $  53,445,786
                                                                        -------------     ------------     -------------
      b.  Total Disbursements                                           $   4,754,414     $  5,003,714     $  52,432,256
                                                                        -------------     ------------     -------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    $     931,245     $    140,823     $   1,013,530
                                                                        -------------     ------------     -------------
      e.  Cash Balance Beginning of Month                               $   1,406,761     $  1,265,938
                                                                        -------------     -----------
      f.  Cash Balance End of Month (c + d)                             $   2,338,005     $  1,406,761
                                                                        -------------     ------------
                                                                                                            Cumulative
                                                                        Current Month     Prior Month      Case to Date
                                                                        -------------     ------------     -------------
4.    Profit/(Loss) from the Statement of Operations                    $     191,268     $    (94,554)    $ ((7,877,720)
                                                                        -------------     ------------     -------------
5.    Account Receivables (Pre and Post Petition)                       $      94,272     $     78,204
                                                                        -------------     ------------
6.    Post-Petition Liabilities                                         $   8,452,015     $  8,321,011
                                                                        -------------     ------------
7.    Past Due Post-Petition Account Payables (over 30 days)            $           -     $          -
                                                                        -------------     ------------
At the end of this reporting month:                                                           Yes               No
                                                                                              ---               --
8.    Have any payments been made on pre-petition debt, other than payments in the normal
      course to secured creditors or lessors? (if yes, attach listing including date of        X
      payment, amount of payment and name of payee) (see note 2)                          ------------     -------------

9.    Have any payments been made to professionals?  (if yes, attach                           X
      listing including date of payment, amount of payment and name of payee)             ------------     -------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?            X
                                                                                          ------------     -------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?
      (if yes, attach listing including date of payment, amount and reason                     X
      for payment, and name of payee)                                                     ------------     -------------

12.   Is the estate insured for replacement cost of assets and for general liability?          X
                                                                                          ------------     -------------
13.   Are a plan and disclosure statement on file?
                                                                                          ------------     -------------

14.   Was there any post-petition borrowing during this reporting period?                                        X
                                                                                          ------------     -------------

15.   Check if paid: Post-petition Taxes X      U.S. Trustee Quarter Fees          X                             X
                                        ---                                       ---     ------------     -------------
      Check if filing is current for: Post-petition tax reporting and tax returns  X
                                                                                  ---
      (Attach explanation if post-petition taxes or U. S. Trustee Quarterly
      Fees are not paid , or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from March 21, 2005 through April 17, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 05/12/05                                  /s/ David Pertl
      ---------                                 -------------------------------
                                                David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)

           For the Month Ended                    04/17/05
           -------------------                    ---------
              Current Month
-----------------------------------------                                                         Cumulative      Next Month
   Actual         Forecast      Variance                                                         Case to Date      Forecast
------------- --------------- -----------     Revenues:                                          -------------  ------------
 $ 4,501,409     $ 4,437,875  $    63,534       1   Gross Sales                                   $ 48,663,824   $ 4,403,098
------------    ------------  -----------                                                         ------------   -----------
                              $         -       2   less: Sales Returns & Allowances
------------    ------------  -----------                                                         ------------   -----------
 $ 4,501,409     $ 4,437,875  $    63,534       3   Net Sales                                     $ 48,663,824   $ 4,403,098
------------    ------------  ------------                                                        ------------   -----------
 $ 2,569,514     $ 2,474,728  $   (94,786)      4   less: Cost of Goods Sold (Note 1& 4)
                                                           (Schedule 'B')                         $ 28,540,760   $ 2,462,068
------------    ------------  -----------                                                         ------------   -----------
 $ 1,931,895     $ 1,963,147  $   (31,252)      5   Gross Profit (Note 4)                         $ 20,123,064   $ 1,941,030
------------    ------------  -----------                                                         ------------   -----------
 $     1,785                  $     1,785       6   Interest                                      $      8,172
------------    ------------  -----------                                                         ------------   -----------
 $     2,808                  $     2,808       7   Other Income:                                 $      3,665
------------    ------------  -----------                        ----------------                 ------------   -----------
                              $         -       8
------------    ------------  -----------        --------------------------------                 ------------   -----------
 $         -                  $         -       9
------------    ------------  -----------        --------------------------------                 ------------   -----------
 $ 1,936,488     $ 1,963,147  $   (26,659)     10       Total Revenues                            $ 20,134,901   $ 1,941,030
------------    ------------  -----------                                                         ------------   -----------
                                                  Expenses:
 $    52,677     $    55,000  $     2,323      11   Compensation to Owner(s)/Officer(s)           $    677,535   $    55,000
------------    ------------  -----------                                                         ------------   -----------
 $   129,471     $   138,158  $     8,687      12   Salaries                                      $  1,138,505   $   131,190
------------     -----------  -----------                                                         ------------   -----------
 $         -                  $         -      13   Commissions                                   $         -
------------    ------------  -----------                                                         ------------   -----------
                              $         -      14   Contract Labor                                $     61,900
------------    ------------  -----------                                                         ------------   -----------
                              $         -      15   Rent/Lease:                                   $     34,751
                                                        Personal Property
------------    ------------  -----------                                                         ------------   -----------
 $   580,637     $   634,866  $    54,229      16       Real Property (See Note 2)                $  6,668,494   $   633,649
------------    ------------  -----------                                                         ------------   -----------
 $    39,927                  $   (39,927)     17   Insurance                                     $    460,583
------------    ------------  -----------                                                         ------------   -----------
 $    57,188                  $   (57,188)     18   Management Fees (Credit Cd. Processing)       $    590,350
------------    ------------ ------------                                                         ------------   -----------
 $   167,109     $   170,918  $     3,809      19   Depreciation & Amortization (Note 4)          $  1,889,326   $   166,565
------------    ------------  -----------                                                         ------------   -----------
                                                    Taxes:
                ------------                                                                      ------------   -----------
                              $         -      20       Employer Payroll Taxes                    $    184,615
------------    ------------  -----------                                                         ------------   -----------
 $    35,929                  $   (35,929)     21       Real Property Taxes                       $    412,701
------------    ------------  -----------                                                         ------------   -----------
                              $         -      22       Other Taxes                               $     27,485
------------    ------------  -----------                                                         ------------   -----------
 $   182,838     $   161,057  $   (21,781)     23   Advertising                                   $  1,873,625   $   145,095
------------    ------------  -----------                                                         ------------   ------------
 $    26,666     $   178,262  $   151,596      24   G&A (Note 4)                                  $    283,683   $   173,241
------------    ------------  -----------                                                         ------------   -----------
 $    19,614                  $   (19,614)     25   Interest                                      $    242,650   $    19,614
------------    ------------  -----------                                                         ------------   -----------
 $    18,920                  $   (18,920)     26   Other ExpensesLegal fees & Audit              $    248,990
------------    ------------  -----------                        ----------------                 ------------   -----------
 $    26,936                  $   (26,936)     27 Professional Fees                               $    281,932
------------    ------------  -----------                                                         ------------   -----------
 $     7,580                  $    (7,580)     28 Travel Expenses/Meals/ Ent                      $    103,107
------------    ------------  -----------        --------------------------------                 ------------   ------------
 $     2,471                  $    (2,471)     29 Storage                                         $     53,785
------------    ------------  -----------        --------------------------------                 ------------   -----------
 $   246,420     $   186,628  $   (59,792)     30 Others (See Note 3 & 4)                         $  2,295,250   $   184,808
------------    ------------  -----------        --------------------------------                 ------------   -----------
 $   215,149     $   181,010  $   (34,139)     31 Utilities                                       $  2,486,438   $   165,375
------------    ------------  ----------        --------------------------------                  ------------   -----------
 $    97,372     $    81,028  $   (16,344)     32 Repairs & Maintenance                           $    972,439   $    80,202
------------    ------------  ----------        --------------------------------                  ------------   -----------
 $     3,353                  $    (3,353)     33 License & Permits                               $     63,768
------------    ------------  -----------        --------------------------------                 ------------   -----------
                              $         -      34
------------    ------------  ----------        --------------------------------                  ------------   -----------
 $ 1,910,257     $ 1,786,927  $  (123,330)     35       Total Expenses                            $ 21,051,912   $ 1,754,739
------------    ------------  -----------                                                         ------------   -----------
 $    26,231     $   176,220  $  (149,989)     36 Subtotal                                        $   (917,011)  $   186,292
------------    ------------  -----------                                                         ------------   -----------
                                                  Reorganization Items:
                                                                                                  ------------   -----------
 $  (160,734)    $  (219,502) $   (58,768)     37   Professional Fees (Note 4)                    $ (2,348,712)  $  (215,211)
-------------   ------------  -----------                                                          -----------   -----------
 $         -     $         -  $         -      38   Provisions for Rejected Executory Contracts   $          -   $         -
-------------   ------------  -----------                                                         ------------   -----------
 $         -     $         -  $         -      39   Interest Earned on Accumulated Cash from      $          -   $         -
-------------   ------------  -----------                                                         ------------   -----------
                                                    Resulting Chp 11 Case
 $   310,067     $   306,000  $     4,067      40   Gain or (Loss) from Sale of Equip. (Note 5)   $    465,240   $   550,000
------------    -----------   -----------                                                         ------------   -----------
                              $         -       41  U.S. Trustee Quarterly Fees                   $    (13,369)
-------------   ------------  -----------                                                         ------------   -----------
 $    15,704     $   (45,000) $   (60,704)     42  Store Closure & Asset Impairment Expenses      $ (5,063,538)  $   (85,000)
-------------   ------------ ------------                                                         ------------   -----------
 $   165,037     $    41,498  $   123,539      43        Total Reorganization Items               $ (6,960,379)  $   249,789
-------------   ------------ ------------                                                         ------------   -----------
 $   191,268     $   217,718  $   (26,450)     44  Net Profit (Loss) Before Federal & State Taxes $ (7,877,390)  $   436,081
-------------   ------------  -----------                                                         ------------   -----------
                              $         -      45   Federal & State Income Taxes                  $        330   $        -
-------------   ------------  -----------                                                         ------------   -----------
 $   191,268     $   217,718  $   (26,450)     46 Net Profit (Loss)  (See Note 4)                 $ (7,877,720)  $   436,081
=============   ============  ===========                                                         ============   ===========


Attach an Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only):


                                              Fresh Choice, Inc. (Case # 04-54318 ASW)
                                                Notes to the Statement of Operations
                                                                as of
                                                           April 17, 2005

Notes:

               (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

               (2) Real Property                                        Amount
                                                                   ----------------
                   Rent Expense                                             469,067
                   Common Ground Maintenance                                111,570
                                                                   ----------------
                   Total                                                    580,637

               (3) Other Admin                                           Amount
                                                                   ----------------
                   Deposits Over/Short                                          (76)
                   Cash Over                                                 (1,130)
                   Cash Short                                                 1,642
                   Freight, Express, Cartage                                  7,065
                   Services                                                  68,118
                   Supplies                                                 109,101
                   Misc. Operating Expense                                      922
                   Auto Related Expense                                      15,190
                   Auto Incentive
                   Bank Charges                                              12,798
                   Penalties & Late fees                                        315
                   Payroll Processing Fees                                    3,325
                   Real Time Fees                                             5,407
                   Royalty Fees                                               4,025
                   Recruiting                                                 3,989
                   Asset Write Off
                   Management Training & Development                         15,733
                                                                   ----------------
                  Total                                                    246,420

(4) Adjustments were made to Period 13 due to year end. Below are the changes in detail:

                                                                Original                           New
                                                             Period 13 - 2004    Change      Period 13 -2004
                                                             -------------------------------------------------
  Net Sales                                                        4,741,695               -        4,741,695
  less: Cost of Goods Sold                                         2,803,976        (128,515)       2,675,461
  Gross Profit                                                     1,937,719         128,515        2,066,234
                                                             -------------------------------------------------
        Total Revenues                                             1,937,719         128,515        2,066,234
  Expenses not affected by the changes                             1,301,266               -        1,301,266
  Depreciation & Amortization                                        233,563         (34,783)         198,780
  G&A                                                                282,568          14,268          296,836
  Others                                                              28,060          31,992           60,052
                                                             -------------------------------------------------
        Total Expenses                                             1,845,457          11,477        1,856,934
  Professional Fees                                                 (291,444)        (51,448)        (342,892)
  Gain/Loss from Sale of Equipment                                     1,371               -            1,371
  Store Closure Expenses & Asset Impairment Expenses                (521,282)       (329,266)        (850,548)
                                                             -------------------------------------------------
         Total Reorganization Items                                 (811,355)       (380,714)      (1,192,069)
                                                             -------------------------------------------------
  Net Profit (Loss) Before Federal & State Taxes                    (719,093)       (263,676)        (982,770)
                                                             -------------------------------------------------
  Federal & State Income Taxes                                         3,200               -            3,200
                                                             -------------------------------------------------
   Net Profit (Loss)                                                 (722,293)       (263,676)        (985,970)
                                                             =================================================

(5) Due to the closure of the Plano restaurant on May 16, 2005, a $550,000 gain is expected on the Next Month Forecast.

                                                            BALANCE SHEET
                                                       (General Business Case)
                                                    For the Month Ended 04/17/05
         Assets
                                                             From Schedules   Market Value(1)
                                                             --------------   ---------------
             Current Assets
     1           Cash and cash equivalents - unrestricted                      $   2,338,005
                                                                              --------------
     2           Cash and cash equivalents - restricted
                                                                              --------------
     3           Accounts receivable (net)                         A           $      94,272
                                                                              --------------
     4           Inventory                                         B           $     288,599
                                                                              --------------
     5           Prepaid expenses                                              $     323,010
                                                                              --------------
     6           Professional retainers
                                                                              --------------
     7           Other:Assets Held for Sale                                    $   2,395,818
                       -------------------------------------                  --------------
     8
                 -------------------------------------------                  --------------
     9                 Total Current Assets                                    $   5,439,704
                                                                              --------------
             Property and Equipment (Market Value)
    10           Real property                                     C           $   2,480,368
                                                                              --------------
    11           Machinery and equipment                           D           $   2,256,159
                                                                              --------------
    12           Furniture and fixtures                            D           $   2,305,684
                                                                              --------------
    13           Office equipment                                  D           $      47,839
                                                                              --------------
    14           Leasehold improvements                            D           $   6,688,776
                                                                              --------------
    15           Vehicles                                          D           $         620
                                                                              --------------
    16           Other:                                            D
                       -------------------------------------                  --------------
    17                                                             D
                 -------------------------------------------                  --------------
    18                                                             D
                 -------------------------------------------                  --------------
    19                                                             D
                 -------------------------------------------                  --------------
    20                                                             D
                 -------------------------------------------                  --------------
    21                 Total Property and Equipment                            $  13,779,445
                                                                              --------------
             Other Assets
    22           Loans to shareholders
                                                                              --------------
    23           Loans to affiliates
                                                                              --------------
    24           Deposits (See Note 4)                                         $     795,675
                 -------------------------------------------                  --------------
    25           Intangible                                                    $     159,292
                 -------------------------------------------                  --------------
    26
                 -------------------------------------------                  --------------
    27
                 -------------------------------------------                  --------------
    28                 Total Other Assets                                      $     954,967
                                                                              --------------
    29                 Total Assets                                            $  20,174,115
                                                                              ==============
         NOTE:
                 Indicate the method used to estimate the market value of assets
                 (e.g., appraisals; familiarity with comparable market
                 prices, etc.) and the date the value was determined.


                                     Liabilities and Equity
                                    (General Business Case)

         Liabilities From Schedules
             Post-Petition
                 Current Liabilities
    30                 Accrued salaries and wages                              $   1,097,568
                                                                              --------------
    31                 Payroll taxes
                                                                              --------------
    32                 Real and personal property taxes
                                                                              --------------
    33                 Income taxes
                                                                              --------------
    34                 Sales taxes payable                                     $      681,412
                                                                              --------------
    35                 Notes payable (short term)
                                                                              --------------
    36                 Accounts payable (trade)                    A           $     752,708
                                                                              --------------
    37                 Real property lease arrearage
                                                                              --------------
    38                 Personal property lease arrearage
                                                                              --------------
    39                 Accrued professional fees                               $   1,338,322
                                                                              --------------
                       ---------------------------------------
    40                 Current portion of long-term post-petition
                       debt (due wit12 months)
                       ---------------------------------------
                                                                              --------------
    41                 Other:   Other Accrued Expense (Note 2)                 $   2,936,447
                                ------------------------------------          --------------
    42
                       -------------------------------------                  --------------
       43
                       -------------------------------------                  --------------
       44                 Total Current Liabilities                            $   6,806,457
                                                                              --------------
       45           Long-Term Post-Petition Debt, Net of Current Portion       $   1,645,558
                                                                              --------------
        46                 Total Post-Petition Liabilities                     $   8,452,015
                                                                              --------------
         Pre-Petition Liabilities (allowed amount)
    47                 Secured claims                              F           $   4,570,963
                                                                              --------------
    48                 Priority unsecured claims                   F           $     725,139
                                                                              --------------
    49                 General unsecured claims                    F           $   2,553,070
                                                                              --------------
    53                 Other Accrued Expense (Note 2)                          $   4,945,216
                                                                              --------------
                       Long Term Liabilities (Note 3)                          $     108,941
                                                                              --------------
    55                 Total Pre-Petition Liabilities                          $  12,903,329
                                                                              --------------
    56                 Total Liabilities                                       $  21,355,344
                                                                              --------------
         Equity (Deficit)
    57           Retained Earnings/(Deficit) at time of filing                 $ (41,222,569)
                                                                              --------------
    58           Common/Preferred Stock                                        $   5,181,223
                                                                              --------------
    59           Additional paid-in capital                                    $  42,737,837
                                                                              --------------
    60           Cumulative profit/(loss) since filing of case                 $  (7,877,720)
                                                                              --------------
    61           Post-petition contributions/(distributions) or (draws)
                                                                              --------------
    62           Market value adjustment
                                                                              --------------
    63                 Total Equity (Deficit)                                  $  (1,181,229)
                                                                              --------------
    64   Total Liabilities and Equity (Deficit)                                $  20,174,115
                                                                              ==============




                                              Fresh Choice, Inc. (Case # 04-54318 ASW)
                                                     Notes to the Balance Sheet
                                                                as of
                                                           April 17, 2005
Note:
    (1)          Book value.

    (2)          The following is a list of Other Accrued Expenses:           Pre & Post- Petition   Pre-Petition  Post-Petition
                                                                              --------------------   ------------  -------------

                 23010 Workers' Comp Payable                                             822,021            -      822,021
                 23030 Accrued Credit Card Proc Fees                                      14,970            -       14,970
                 23040 Accrued Bank Charges                                               22,411            -       22,411
                 23050 Gift Certificate Allowance                                        619,411            -      619,411
                 23070 Food Credit Liability                                             324,996            -      324,996
                 23110 Accrued Payroll Processing Fee                                      1,307            -        1,307
                 23120 Closed Restaurants Payable  (502(b)(6)) estimate                4,370,779    4,370,779            -
                 23121 Store Closure Reserve                                              41,730            -       41,730
                 23125-6 Accrued Rent                                                    544,906      295,844      249,062
                 23130 Other Accrued Liabilities                                         158,004            -      158,004
                 23140 Accrued Fees-Finance                                               36,819            -       36,819
                 23150 Accrued Fees-Legal                                                 32,570            -       32,570
                 23170 Accrued Fees-Audit                                                 71,396            -       71,396
                 23180 Accrued Fees-Tax                                                   20,722            -       20,722
                 23200 Accrued Fees-Employee Litigati                                     18,150            -       18,150
                 23210 Accrued Fees-Executive                                             14,546            -       14,546
                 23225 Accrued Auto                                                            -            -            -
                 23240 Accrued Health Insurance-GW                                       109,105            -      109,105
                 23250 Accrued Insurance                                                  28,161            -       28,161
                 23300 Advertising Accrual                                                 5,820            -        5,820
                 23350 Interest Payable - Loc                                             51,405       11,670       39,735
                 23360 Interest Payable                                                   29,418       21,101        8,317
                 23390 Accrued Janitorial Expense                                            883            -          883
                 23400 Accrued Utilities                                                 240,734      126,577      114,157
                 23410 Accrued Property Taxes                                            261,508       63,147      198,361
                 23420 Accrued Cam                                                       39,892       56,098       (16,206)
                                                                                     -----------  -----------  -----------
                 Total Other Accrued Expenses                                        $ 7,881,663  $ 4,945,216  $ 2,936,447

                                                                              Combined Amount
    (3)          The following is a list of Long Term Liabilities             Pre & Post- Petition   Pre-Petition  Post-Petition
                                                                              --------------------   ------------  -------------

                 24320 Deferred Rent                                                   1,397,518            -    1,397,518
                 24340 Deferred Gain On Sale                                             151,826            -      151,826
                 24350 Other Non-Current Liabilities                                      96,214            -       96,214
                 24390 Notes Payable-Long Term                                           108,941      108,941            -
                                                                                              -            -             -
                                                                                     -----------     --------    ---------
                 Total Long Term Liabilities                                         $ 1,754,499      108,941    1,645,558

    (4)          Deposits                        Amount
                                ---------------------------

                 Rent Deposit                   167,321
                 Alcohol Deposit                   2,350
                 Other Deposit                   590,252
                 Utility Deposit                  35,752
                                ----------------------------
                 Total Deposit                   795,675

    (5)          Adjustments were made to Period 13 due to year end.  Below are the changes in detail:

                                                                                   Original                       New
                                                                               Period 13 -2004      Change   Period 13 -2004
                                                                              --------------------------------------------

                 Cash                                                                  2,357,246      105,952    2,463,198
                 Accounts Receivable                                                      95,176                    95,176
                 Assets Held for Sale                                                  3,294,818     (350,000)   2,944,818
                 Inventory                                                               358,933                   358,933
                 Prepaid Expenses                                                        239,864                   239,864
                 Property & Equipment                                                 14,365,088        7,880   14,372,968
                 Deposits                                                                872,931      (51,448)     821,483
                 Other Assets                                                            164,992            -      164,992
                                                                              --------------------------------------------
                 Total Assets                                                       $ 21,749,048  $  (287,616) $21,461,432
                                                                              ============================================

                                                                                   Original                       New
                                                                               Period 13 -2004      Change   Period 13 -2004
                                                                              --------------------------------------------
                 Accounts Payable                                                      3,270,444       90,309    3,360,753
                 Salaries and Wages Payable                                            1,589,572      (59,516)   1,530,056
                 Sales Tax Payable                                                       911,865            -      911,865
                 Store Closure Reserve                                                 3,938,300            -    3,938,300
                 Other Accrued Liabilities                                             4,916,013      (54,732)   4,861,281
                 Current Portion                                                       4,722,159            -    4,722,159
                 Long Term Liabilities                                                 2,085,688            -    2,085,688
                 Equity                                                                  315,007     (263,677)      51,330
                                                                              ---------------------------------------------
                 Total Liab & Equity                                                $ 21,749,048   $ (287,616) $21,461,432
                                                                              =============================================

Fresh Choice, Inc.
Payments to Officers
Period 4, 2005





                                           Date                   Gross             Car Allowance            Total
---------------------------------------------------------------------------------------------------------------------------
Pertl, David                     March 25 & April 8, 2005           $ 14,461.52           $ 1,107.60           $ 15,569.12

O'Shea, Tim                      March 25 & April 8, 2005           $ 15,384.60           $ 1,384.62           $ 16,769.22

Miller, Joan                     March 25 & April 8, 2005           $  9,615.38           $        -           $  9,615.38

Freedman, Tina                   March 25 & April 8, 2005           $  9,615.38           $ 1,107.69           $ 10,723.07

---------------------------------------------------------------------------------------------------------------------------

Total                                                               $ 49,076.88             3,599.91           $ 52,676.79
===========================================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 4, 2005

                                                       Date                                            Cumulative
----------------------------------------------------------------------------------------------------------------------
Corporate Revitalization Partners                                                                           $  37,786
Gray, Cary Ware                                                                                             $ 109,783
Huntley, Mullaney & Spargo                       April 15, 2005                     $  2,141                $ 118,119
Pachulski, Stang Ziel                                                                                       $ 268,074
Sulmeyer Kupetz Client Trust                                                                                $  75,708
XRoads Solutions Group                           March 23, 2005                     $ 94,250                $ 437,681








-----------------------------------------------------------------------------------------------------------------------

Total                                                                               $ 96,391               $1,047,151
=======================================================================================================================

                                             SCHEDULES TO THE BALANCE SHEET
                                                 (General Business Case)


                                                       Schedule A
                                          Accounts Receivable and (Net) Payable

                                                                  Accounts Receivable   Accounts Payable    Past Due
Receivables and Payables Agings                                  (Pre and Post-petition (post -Petition) Post Petition Debt
                                                                 ---------------------  ---------------- ----------------
     0 -30 Days                                                               $94,272         $752,708
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                        $0
                                                                                       ----------------   ----------------
     91+ Days
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                           $94,272         $752,708
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                                $94,272
                                                                 =====================

                                                       Schedule B
                                              Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Cost of Goods Sold
----------------------------------         Inventory(ies)        Inventory Beginning of Month                    $264,918
                                           Balance at            ----------------------------             ================
                                           End of Month
                                           -------------
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                $1,110,461
                                                                                                          ----------------
       Product for resale                       $288,599         Direct labor                                  $1,482,734
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
     Distribution -                                                Freight in
                                                                                                          ----------------
       Products for resale                                         Other:                                              $0
                                     -----------------------                                              ----------------
                                                                                                                       $0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
                                     -----------------------
       Finished goods                                              Inventory End of Month                      $   288,599
                                     -----------------------                                              ----------------

                                                                   Shrinkage
                                                                                                          ----------------

     Other - Explain                                               Personal Use
                                     -----------------------                                              ----------------

     --------------------------------
                                                                 Cost of Goods Sold                            $2,569,514
     --------------------------------                                                                     ================
         TOTAL                                     $288,599
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes  X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
        Weekly                                                       LIFO cost
                      ------                                                                           ---
       Monthly           X                                           Lower of cost or market
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
       Semi-annually                                                 Other                             X
                      ------                                                                           ---
       Annually                                                        Explain
                      ------
Date of last physical inventory was  April 17, 2005              Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   May 15, 2005
                                     -----------------------     ---------------------------------------------------------



Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                                Schedule C
                                              Real Property

Description                                                               Cost            Market Value(1)

      Land                                                              $         -           $         -
      --------------------------------------------                   ---------------    -------------------
      Building                                                          $ 3,839,333           $ 3,839,333
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(1,358,965)          $ (1,358,965)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,480,368           $  2,480,368
                                                                     ===============    ===================


                                                Schedule D
                                         Other Depreciable Assets
Description                                                               Cost            Market Value(1)
Machinery & Equipment -
      Kitchen Equipment                                                 $ 9,039,576           $  9,039,576
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                             $   128,741           $    128,741
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $ 1,605,106           $  1,605,106
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(8,517,264)          $ (8,517,264)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,256,159           $  2,256,159
                                                                     ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                              $ 7,530,777           $  7,530,777
      --------------------------------------------                   ---------------    -------------------
      Construction Fixtures in Progress                                 $    14,352           $     14,352
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $ 1,105,162           $  1,105,162
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(6,344,606)          $ (6,344,606)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,305,684           $  2,305,684
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                  $   200,842           $    200,842
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $  (153,003)          $   (153,003)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $    47,839           $     47,839
                                                                     ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                             $14,622,909           $ 14,622,909
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(7,934,133)          $ (7,934,133)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 6,688,776           $  6,688,776
                                                                     ===============    ===================
Vehicles -
      Vehicles                                                          $    17,344           $     17,344
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $   (16,724)          $    (16,724)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $       620           $        620
                                                                     ===============    ===================


Note:

   (1)Book Value.




                                                            Schedule E
                                                   Aging of Post-Petition Taxes
                                           (As of End of the Current Reporting Period)


Taxes Payable                              0-30 Days           31-60 Days         61-90 Days          91+ Days           Total
                                           ---------           ----------         ----------          --------           -----
Federal
        Income Tax Withholding                  $ 174,720                                                                $ 174,720
                                      --------------------    -------------    ------------------  ----------------  --------------
        FICA - Employee                                                                                                  $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
         FICA - Employer                                                                                                 $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Unemployment (FUTA)                                                                                              $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Income                                                                                                           $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Other (Attach List)                                                                                              $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
Total Federal Taxes                             $ 174,720              $ -                   $ -               $ -       $ 174,720
                                      --------------------    -------------    ------------------  ----------------  --------------
State and Local
        Income Tax Withholding                                                                                           $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Unemployment (UT)                                                                                                $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Disability Insurance (DI)                                                                                        $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Empl. Training Tax (ETT)                                                                                         $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Sales                                   $ 681,412                                                                $ 681,412
                                      --------------------    -------------    ------------------  ----------------  --------------
        Excise                                                                                                           $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Real property                           $  35,929                                                                $  35,929
                                      --------------------    -------------    ------------------  ----------------  --------------
        Personal property                                                                                                $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Income                                                                                                           $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
        Other (Attach List)                                                                                              $       -
                                      --------------------    -------------    ------------------  ----------------  --------------
Total State & Local Taxes                       $ 717,341              $ -                   $ -               $ -       $ 717,341
                                      --------------------    -------------    ------------------  ----------------  --------------
Total Taxes                                     $ 892,061              $ -                   $ -               $ -       $ 892,061
                                      ====================    =============    ==================  ================  ==============


                                                            Schedule F
                                                     Pre-Petition Liabilities
                                                                                                       Allowed
List Total Claims For Each Classification (1)                                   Claimed Amount       Amount (b)
        Secured claims  (a)                                                          $ 4,570,963
                                                                               ------------------  ----------------
        Priority claims other than taxes                                             $   268,587
                                                                               ------------------  ----------------
        Priority tax claims                                                          $   456,552
                                                                               ------------------  ----------------
        General unsecured claims                                                     $ 2,553,070
                                                                               ------------------  ----------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                        Schedule G - Rental Income Information - Not applicable to General Business Cases

                                                            Schedule H
                                                                               04/17/05apitulation of Funds Held as of

                                           Account 1           Account 2           Account 3          Account 4
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Bank of America
                                      --------------------    -------------    ------------------  -----------------
Account Type                          Concentration           Money Market     Benefits ACH Pmt.   Disbursement
                                      --------------------    ----------------------------------   -----------------
Account No.                           4038-832325             12576708         4945091882          7313400466
                                      --------------------    -------------    ------------------  ------------------
Account Purpose                       General                 Investment       Payroll             Gifts Certificates
                                      --------------------    -------------    ------------------  ------------------
Balance, End of Month                    $ 2,140,090          $ 507,844           $ 6,111               $ 577
                                      --------------------    -------------    ------------------  ------------------

                                           Account 5           Account 6           Account 7          Account
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Cash in Registers
                                      --------------------    -------------    ------------------  ------------------
Account Type                          Accounts Payable        Payroll          Disbursement        and on hand
                                      --------------------    -------------    ------------------  ----------------
Account No.                           412-1020184             403-8832366      403-8832408
                                      --------------------    -------------    ------------------  ----------------
Account Purpose                       A/P ZBA                 Payroll ZBA      Gifts Certificates
                                      --------------------    -------------    ------------------  ----------------
Balance, End of Month                          $ (346,677)(2)   $ (95,001)(2)     $ 50,011            $ 75,050
                                      --------------------    -------------    ------------------  ----------------
Total Funds on Hand for all Accounts          $ 2,338,005
                                      ====================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note (1): The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     (2)  The negative balance reflects a timing difference.




                               STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                             Increase/(Decrease) in Cash and Cash Equivalents
                                   For the Month Ended    04/17/05
                                                       --------------

                                                                           Actual             Cumulative
                                                                       Current Month        (Case to Date)
     Cash Receipts
1          Rent/Leases Collected
                                                                      -----------------    -----------------
2          Cash Received from Sales (See Note 5 on Balance Sheet)          $ 5,683,874          $53,434,677
                                                                      -----------------    -----------------
3          Interest Received                                               $     1,785          $    11,109
                                                                      -----------------    -----------------
4          Borrowings
                                                                      -----------------    -----------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7
           --------------------------------------------               -----------------    -----------------
8
           --------------------------------------------               -----------------    -----------------
9
           --------------------------------------------               -----------------    -----------------
10
           --------------------------------------------               -----------------    -----------------
11
           --------------------------------------------               -----------------    -----------------
12              Total Cash Receipts                                        $ 5,685,659          $53,445,786
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            2,730,605          $31,393,331
                                                                      -----------------    -----------------
14         Selling                                                             112,310          $ 1,497,109
                                                                      -----------------    -----------------
15         Administrative                                                      165,209          $ 1,669,482
                                                                      -----------------    -----------------
16         Capital Expenditures                                                 40,440          $   189,997
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                      $    31,113          $   384,878
                                                                      -----------------    -----------------
18         Interest Paid                                                   $    15,303          $   137,718
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property
                                                                      -----------------    -----------------
20              Real Property                                                  615,919          $ 5,966,138
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        52,677          $   655,081
                                                                      -----------------    -----------------
22              Draws
                                                                      -----------------    -----------------
23              Commissions/Royalties
                                                                      -----------------    -----------------
24              Expense Reimbursements                                          12,217          $  103,206
                                                                      -----------------    -----------------
25              Other
                                                                      -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     89,097          $  952,410
                                                                      -----------------    -----------------
27         Management Fees
                                                                      -----------------    -----------------
           Taxes:
28              Employee Withholding                                           219,689          $ 2,539,279
                                                                      -----------------    -----------------
29              Employer Payroll Taxes                                         146,569          $ 1,531,780
                                                                      -----------------    -----------------
30              Real Property Taxes                                             35,929          $   370,571
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        333,759          $ 3,560,625
                                                                      -----------------    -----------------
32         Other Cash Outflows:
                                                                      -----------------    -----------------
                                                                      -----------------    -----------------
33              Credit Card fees                                                57,188          $   522,102
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance (See Note 5 on Bal. Sheet)    $         -          $  (108,601)
                -----------------------------------------------------------------------    -----------------
35              Reorganization-Professional Fees                           $    96,391          $ 1,047,151
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                             $         -             $ 20,000
                ---------------------------------------               -----------------    -----------------
37
                ---------------------------------------               -----------------    -----------------
38              Total Cash Disbursements:                                  $ 4,754,414          $52,432,256
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                       $   931,245          $ 1,013,530
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                     $ 1,406,760          $ 1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                           $ 2,338,005          $ 2,338,005
                                                                      =================    =================